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Exhibit 99.1

[IXIS LOGO]

Call Spread Transaction
Summary of Indicative Terms as of 03/14/05

Seller:	IXIS Derivatives Inc.
Buyer:	Overstock.com, Inc. ("Client")
Agent:
IXIS Securities North America Inc. ("IXIS SNA") is acting as agent on behalf of IXIS Derivatives Inc. ("IXIS DI") and the Client for this Transaction. IXIS SNA has no obligations, by guarantee, endorsement or otherwise, with respect to the performance of this Transaction by IXIS DI.
Trade Dates:
Each date on or after TBD on which the Buyer notifies the Seller that it desires to execute a portion of the Transaction (a "Tranche"), such notice (a "Notice") to contain (i) the Number of Lower Call Options and the Number of Upper Call Options subject to such Tranche (in each case which shall be a multiple of 100,000), and (ii) the Expiration Date of such Tranche.
Selected Security:	Class A Common stock of Overstock.com, Inc. (Bloomberg Ticker: "OSTK")
Exercise Style:	European
Expiration Date:	For each Tranche as provided by the Buyer in the applicable Notice
Number of Lower Call Options:
For each Tranche, as provided by the Buyer in the applicable Notice; provided that the total Number of Lower Call Options subject to all Tranches shall not exceed 500,000; and provided further that, the Number of Lower Call Options shall equal the Number of Upper Call Options.
Number of Upper Call Options:	For each Tranche, as provided by the Buyer in the applicable Notice; provided that the total Number of Upper Call Options subject to all Tranches shall not exceed 500,000.
Lower Strike Price:	For each Tranche, 0.00% of the price of the Selected Security at which the Tranche is established on the applicable Trade Date.
Upper Stike Price:	For each Tranche, a percentage of the price of the Selected Security at which the Tranche is established on the applicable Trade Date as provided by the Buyer to the Seller.
Premium:
For each Tranche, (i) a percentage of the price of the Selected Security at which the Tranche is established on the applicable Trade Date as multipled by (ii) the Number of Lower Call Options subject to such Tranche as provided by the Buyer to the Seller
Premium Payment Date:	For each Tranche, Two Exchange Business Days after the applicable Trade Date
Settlement Date:	For each Tranche, Three Exchange Business Days after the applicable Expiration Date
Settlement Type:
For each Tranche, Cash, Physical, or Net Share Settlement at the Buyer's discretion, with written notice of settlement election required at least two Exchange Business Days prior to the applicable Expiration Date. If no notice is given, Physical Settlement shall apply to such Tranche.
Option Payout:	For each Tranche, if Cash Settlement is applicable:

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than the Lower Strike Price and less than the Upper Strike Price, the Seller will pay the Buyer (the difference between the Settlement Price and the Lower Strike Price) multiplied by the Number of Lower Call Options.

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than or equal to the Upper Strike Price, the Seller will pay the Buyer the difference between ((the Settlement Price less the Lower Strike Price) multiplied by the Number of Lower Call Options)) and ((the Settlement Price less the Upper Strike Price) multiplied by the Number of Upper Call Options)).
For each Tranche, if Physical Settlement is applicable:

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than the Lower Strike Price and less than the Upper Strike Price, the Seller will deliver to the Buyer a number of Selected Securities equal to the Number of Upper Call Options

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than or equal to the Upper Strike Price, on the relevant Settlement Date the Seller will pay the Buyer the Upper Strike Price multiplied by the Number of Upper Call Options
For each Tranche, if Net Share Settlement is applicable:

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than the Lower Strike Price and less than the Upper Strike Price, on the relevant Settlement Date the Seller will deliver to the Buyer a number of Selected Securities with value equal to ((the difference between the Settlement Price and the Lower Strike Price) divided by the Settlement Price) multiplied by (the Number of Lower Call Options).

If the Closing Price of the Selected Security on the Expiration Date ("Settlement Price") is greater than or equal to the Upper Strike Price, on the relevant Settlement Date the Seller will deliver to the Buyer a number of Selected Securities with value equal to the difference between ((the Settlement Price less the Lower Strike Price) multiplied by the Number of Lower Call Options) and ((the Settlement Price less the Upper Strike Price) multiplied by the Number of Upper Call Options), divided by the Settlement Price
Additional Provisions:	The Calculation Agent may terminate or adjust this Transaction if a Nationalization, Insolvency, Merger or Tender Event (10% threshold) occurs with respect to the Selected Security.
The Buyer's entry into the Transaction complies with and is not in any way limited by any contractual, legal, regulatory or other restrictions to which the Buyer may be subject.

The Buyer represents that each of its required filings under all applicable securities laws have been filed, it is not entering into this transaction while in possession of any material non-public information, and it is not limited (by law, contract or policy) from effecting any of the settlement types hereunder.
Notwithstanding anything in the Master Agreement to the contrary, Second Method and Loss shall apply.
Calculation Agent:	IXIS DI
Documentation:	Transaction Confirmation and an executed ISDA Master Agreement
Additional Acknowledgement:
The Buyer acknowledges and agrees that the terms set forth herein are indicative and are subject to market conditions as of the date hereof. If due to market conditions at the time of actual hedge execution, the Seller's entire hedge cannot be achieved consistent with the indicative terms herein, then the Buyer acknowledges and agrees that the final terms (i) will vary from those set out herein and (ii) may include an additional payment obligation of the Buyer to reflect any increased costs to the Seller.
Accepted and Agreed:
IXIS Securities North America Inc.,		OVERSTOCK.COM, INC.
By	its agent, IXIS Derivatives Inc.
By:		By:
Name:		Name:
Title:		Title:
By:
Name:
Title:

        This material has been prepared for discussion purposes only and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or financial instrument or to participate in any trading strategy. This material is based on information from sources believed to be reliable. No representation is made that it is accurate or complete. All terms and conditions are provided as indications only, should not be considered as binding or complete, and are subject to change without notice. All over-the-counter ("OTC") derivative transactions involve numerous risks including, among others, market risk, counterparty default risk, and illiquidity risk. In certain transactions, you could lose your entire investment or incur an unlimited loss. Before engaging in any OTC derivative, you should understand, and discuss with your professional tax, legal, accounting and such other advisor(s) as you deem appropriate, how such derivative may affect you. In any discussion of a proposed transaction we would act at arm's length and not in any advisory or fiduciary capacity. We or our affiliates may from time to time otherwise trade instruments identical or economically related to, or have other commercial relationships with the issuer of a security or instrument underlying an OTC derivative entered into with you. THIS STATEMENT DOES NOT DISCLOSE ALL OF THE RISKS AND OTHER SIGNIFICANT ASPECTS OF OTC DERIVATIVES.

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Call Spread Transaction Summary of Indicative Terms as of 03/14/05